Building a Premier Oncology Biotech Dr. Helen Torley, President & CEO January 9, 2018 JP Morgan 36th Annual Healthcare Conference

Forward-Looking Statements All of the statements in this presentation that are not statements of historical facts constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of such statements include possible activity, benefits and attributes of PEGPH20, future product development and regulatory events and goals, anticipated clinical trial results and strategies, product collaborations, our business intentions and financial estimates and results, including projected revenue amounts. These statements are based upon management’s current plans and expectations and are subject to a number of risks and uncertainties which could cause actual results to differ materially from such statements. A discussion of the risks and uncertainties that can affect these statements is set forth in the Company’s annual and quarterly reports filed from time to time with the Securities and Exchange Commission under the heading “Risk Factors.” The Company disclaims any intention or obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise. 1

Halozyme Two Pillar Strategy 2 Removing Biological Barriers to Treatment Enhancing Delivery of Treatments Late Stage Investigational New Product ENHANZE® PEGPH20 ENHANZE image from “The 5 Steps to Infuse HYQVIA.” http://www.hyqvia.com/resources/videos/

Significant Value Creation in 2017 ENHANZE® • 2 new partners: BMS, Alexion • Roche adds new target • $175M upfront milestones • Phase 3 starts: Janssen’s Darzalex® 3 PEGPH20 - Pancreatic • Supportive Phase 2 • Companion Diagnostic • Strong progress in Phase 3 trial: HALO-301 PEGPH20 - Pan-Tumor • > 20 patients enrolled: Keytruda®/PEGPH20 • 2 studies in 4 tumors: Tecentriq®/PEGPH20 Financial • Cash balance exiting 2017 of $460M-$470M Capabilities • Initiating > 200 centers in 22 countries in Phase 3 Pancreas Cancer Trial • Agreements and onboarding of 2 new partners • Record number of API lots delivered

ENHANZE® Pillar

2017: Transformative Year for ENHANZE® Pipeline June 2017: RITUXAN HYCELA™ U.S. FDA Approval Aug 2017: Initiate Phase 1 trial Sept 2017: Landmark 11-target I-O deal Sept 2017: Expanded collaboration, 1 new target Nov 2017: Initiate Phase 3 trials, daratumumab SC Dec 2017: Four-target collaboration 5

1 Quarterly reporting lag in 2017; expect to see revenue reflected in 2018. 2 2017 total royalty revenue, unaudited. Commercial Products Driving Robust ENHANZE® Royalty Growth $9M $31M $51M $64M2 2013 2014 2015 2016 2017 Growing Royalty Revenue Average Mid-Single Digit Royalty Rate Across Partnerships Ex-U.S. Launch U.S. Launch 6 6/171

ENHANZE®: ~$1 Billion Royalty Revenue Potential in 2027


~$1 Billion
$1B
$500M
30%+ CAGR
2017
2027

Approved Products

RituxanHYCELA

Herceptin SC

MabThera SC
Rituximab Subcutaneous
FAST · EASY · EFFECTIVE

HyQvia

Potential Future Products[1,2]

Assumes 7 additional products, including Darzalex® and Opdivo®, are globally approved and launched in multiple indications

Halozyme

[1] Includes projections for subcutaneous versions of 7 targets not approved or commercially available. Innovator revenues based on Bloomberg analyst projections. Conversion rates based on Halozyme internal projections.
[2] Royalty revenue projection includes targets selected but not yet disclosed.

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Approved and Commercialized Phase 1 Phase 3 ENHANZE® Progress and Value Acceleration in 2018 2018 2017 1 Darzalex® 2 Perjeta ®/Herceptin® Anti-IL23 3 4 6 Products 9 products 8 2 3

Potential for Competitive Differentiation New Intellectual Property and Exclusivity Changing US Reimbursement and Care Landscape Reduced Treatment Burden and Healthcare Costs ENHANZE® Offers Four Paths for Differentiation and Value Creation for Partners 9 1 2 3 4

Phase 3 Oncology Asset: PEGPH20

1 SEER 18 2006-2012, Globocan 2012, DRG Epidemiology data. 2 Statistics adapted from the American Cancer Society's publication, Cancer Facts & Figures 2016. 3 Rahib et al, Cancer Res 2014. 4 Whatcott, et al. AACR (2013) Pancreatic Ductal Adenocarcinoma (PDA): The Need • 65,000 people diagnosed with metastatic pancreas cancer each year1 • 55,250 will die within 12 months of diagnosis2 • By 2030, pancreas cancer projected to be the 2nd leading cause of cancer death3 • High levels of Hyaluronan (HA) associated with poor survival in pancreas cancer4 11

1 Provenzano, et al. Cancer Cell. 2012,21(3):418. PEGPH20 Targets and Degrades Hyaluronan Before PEGPH201 • Hard • Fibrotic • Hypovascular MPA#1 + Gemcitabine fter PEGPH201 • Soft • Cellular • Hypervascular 12

1 SEER 18 2006-2012, Globocan 2012, DRG Epidemiology data. 2 Halozyme estimates for HA-High %. 3 DRG Epidemiology data, Halozyme internal estimates. ~$1B Potential Sales Opportunity in HA-High Metastatic Pancreatic Ductal Adenocarcinoma (PDA) 13 Diagnosed Metastatic PDA Annually US and EU 51 Estimated number of HA-High patients 35-40% of population2 65,000 25,000 ~$1B Projected potential global sales opportunity for successful therapy in metastatic PDA3

PEGPH20 Pancreas Cancer Program De-risking Event Timeline 14 2013–2015 • Phase 2 HALO-202 study initiated 2016 • Companion Diagnostic algorithm and cutpoint established • Initiated Phase 3 HALO-301 study 2017 • HALO-202 data supportive of Phase 3 trial design • Validated companion diagnostic • HALO-301 ongoing at >200 centers in 22 Countries 2018 • Project target PFS events late Q4 2018 with data to follow

HALO-301|Pancreatic: Global Phase 3 Trial Enrolling in 22 Countries • Randomized (2:1 PAG:AG), double-blind, placebo-controlled, global • Project to achieve target number of PFS events late Q4 2018, triggering final data collection, cleaning and interim analysis PEGPH20 + ABRAXANE® + gemcitabine (PAG) ABRAXANE® + gemcitabine (AG) + placebo 1L Metastatic PDA High-HA patients N=420-570 Primary Endpoints: • Progression-Free Survival (PFS) • Overall Survival (OS) 15

1 DRG Epidemiology data, Halozyme estimate for HA-High %. 1L Metastatic Lung Cancer 87,000 1L Metastatic Pancreas Cancer 25,000 1L Metastatic Gastric Cancer 22,000 Estimated Annual HA-High Patients in Multiple Tumor Types1 1L Metastatic Cholangiocarcinoma, Gall Bladder Cancer 7,000 140,000 Total Patients 0 16

ISTs: SWOG study enrollment closed in March 2017 following futility analysis in all-comer population. Data collection and analysis ongoing. Breast Cancer Gastric Cancer, NSCLC Pancreas Cancer, Gastric Cancer Gall Bladder Cancer, Cholangiocarcinoma Robust Pan-Tumor Testing of PEGPH20 17 1 Pending continued enrollment rate.

Financial Update

Record 2017 Financial Performance Jan 2017 2017 FY Estimate Net Revenue $115M to $130M $310M to $320M New ENHANZE® agreements: $172M Operating Expenses $240M to $250M $230M to $240M Disciplined expense control, flat spending to 2016 Operating Cash (Burn) / Flow ($75M to $85M) $125M to $135M Excludes impact of financing, repayment of debt principal Year-end Cash $100M to $110M $460M to $470M New ENHANZE revenue, $135M equity raise 19

2018 Financial Guidance 2018 Net Revenue • Royalty Growth • Product Sales $115M to $125M 25% - 30% API product orders lower as a result of planned partner manufacturing transition • Does not include potential new ENHANZE® agreements Operating Expenses $230M to $240M • Disciplined expense control, flat to 2017 Operating Cash Burn ($75M) to ($85M) • Excludes impact of financing, repayment of debt principal Debt Repayment ~($95M) • Includes royalty-backed and Oxford/SVB loans Year-end Cash $305M to $315M • Cash runway into 2020 20

Core Elements of Value Creation in 2018

ENHANZE®

- 25%-30% Royalty Revenue Growth
- Multiple catalysts
  - 3 Phase 1 starts
  - 4 Phase 3 Darzalex® trials
- ~$1B royalty potential in 2027

PEGPH20 - Pancreatic

- Q4 2018 Phase 3 PFS Events milestone
- ~$1B potential sales opportunity



Financial

- Cash balance exiting 2018 of $305M-$315M

PEGPH20 - Pan-Tumor

- Potential data from two trials

Capabilities

- Readiness for PEGPH20 BLA/MAA submissions in 2019
- Support ENHANZE partner progress

Halozyme

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Building a Premier Oncology Biotech Dr. Helen Torley, President & CEO January 9, 2018 JP Morgan 36th Annual Healthcare Conference